Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – SUBSEQUENT EVENTS

The Company evaluated all material events through the date the financials were ready for issuance and noted the following non-recognized events for disclosure.

On May 2, 2018, the Company filed a Form S-4 Registration Statement to register 27,705,782 shares of common stock with a par value of $0.001. These shares of common stock would be issued to warrant holders in exchange for (i) their outstanding warrants to purchase shares of common stock at $0.625 per share, and (ii) cash payment of $0.15 per share. If successful, this offering could result in a maximum of $3,831,710, net of offering costs, in capital to be used to fund its operations; however, the Company’s exchange is an offer to the warrant holders to exchange and exercise their warrants and there can be no assurance as to the number of warrants that will be exchanged and the net proceeds that would be raised by the Company.

NOTE 15 – SUBSEQUENT EVENTS

The Company evaluated all material events through the date the financials were ready for issuance and noted the following non-recognized events for disclosure.

In January 2018: (i) an unvested option to purchase 50,000 shares of common stock was fully vested and the expiration modified from 90 days post termination of services to September 2027; (ii) an option to purchase 500,000 shares of common stock was granted to a service provider and shall be exercisable at $0.16 per share, vest over 4 years, and expire in 10 years; (iii) an option to purchase 166,667 shares of common stock was granted to a service provider and shall be exercisable at $0.16 per share, vest over 1 year, and expire in 5 years; and (iv) an option to purchase 166,667 shares of common stock was granted to an employee and shall be exercisable at $0.16 per share, vest over 1 year, and expire in 5 years.